UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) December 16, 2004

                        Commission File Number 333-41342

                   GALTECH SEMICONDUCTOR MATERIALS CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Utah                                         87-0427597
 --------------------------------              --------------------------------
 (State or other jurisdiction of               (I.R.S. Employer Identification
  incorporation or organization)                            Number)

                         25308 SE 35th St., Issaquah, WA
                    -----------------------------------------
                    (Address of principal executive offices)

                                      98029
                                   ----------
                                   (Zip Code)

                                  425-391-3019
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On October 26, 2004, Galtech (GSM) formed a new subsidiary named, International Amateur Sports Championships, Inc. (IASC). It is a Wyoming corporation. 100,000,000 common shares were authorized with a par value of $0.00025. 5,000 preferred shares were authorized with a par value of $1.00. Although the corporation was filed on October 26, 2004, the initial organizational meeting was not held until Dec. 14, 2004. The Board of Directors for the new subsidiary are Garrett Quintana, Ed Bloom, Bruce Chapman, and William Tunnell. They elected Garrett Quintana as President, Bruce Chapman as Vice President, and Ed Bloom as Secretary/Treasurer. The corporation was formed in order to purchase up to fifty one per cent (51%) of United States Amateur Motocross Championships, Inc. (USAMXC), a privately held New Mexico corporation, and to engage in the business of organizing and promoting membership participation in various sports by sponsoring tournaments, for amateur participants, along with USAMXC using their business model. The purchase price for the 51% ownership of USAMXC is $1,000,000. USAMXC is a start-up company that is currently organizing amateur motocross races throughout the Country. Information regarding USAMXC can be obtained by going to their web site, www.attackmx.com.

IASC authorized the issuance of 16,000,000 shares of common stock to its parent, GSM, and authorized a Private Placement of IASC common stock to raise up to $2,000,000 to fund IASC. The Private Placement Memorandum is currently being written, and will be available to potential investors in the very near future.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GALTECH SEMICONDUCTOR MATERIALS CORPORATION



Date: December 16, 2004              By: /s/ Garry Quintana
                                        ---------------------------------------
                                        Garrett Quintana, President

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